CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We consent to the incorporation by reference on Form S-8 of our report dated June 14, 2002 with respect to the financial statements of Torchmail
Communications, Inc. included in the Annual Report on Form 10-KSB for the year ended March 31, 2002.





JONES  SIMKINS  LLP
Logan,  Utah
September  18,  2003




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